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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2004

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)
399 Park Avenue, New York, New York 10043 (Address of principal executive offices) (Zip Code)
(212) 559-1000 (Registrant's telephone number, including area code)

Citigroup Inc.
Current Report on Form 8-K

Item 5. Other Events.

On May 10, 2004, Citigroup Inc. announced that it reached a settlement on WorldCom class action litigation for $1.64 billion after-tax. The Company will take an after-tax charge of $4.95 billion, or $0.95 per share, in the second quarter of 2004 for the WorldCom settlement and an increase in litigation reserves. The Company's reserves for all remaining exposure in Enron and other pending litigation related to the 2003 Regulatory Settlements have been increased to $6.7 billion pre-tax.

A press release announcing the settlement, charge and increase in reserves was issued on May 10, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

Exhibit Number
99.1	Press Release, dated May 10, 2004, issued by Citigroup Inc.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2004	CITIGROUP INC.
	By:	/s/ WILLIAM P. HANNON Name: William P. Hannon Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated May 10, 2004, issued by Citigroup Inc.

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SIGNATURE
EXHIBIT INDEX